     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

In connection with the attached Report of the Sound Shore Fund, Inc. (the "Fund") on Form N-CSR to be filed with the Securities and Exchange Commission (the "Report"), each of the undersigned officers of the Fund does hereby certify that, to the best of such officer's knowledge:

     1. The Report fully complies with the requirements of 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund as of, and for, the periods presented in the Report.

Dated: 2/25/08
       ------------------


/s/ T. Gibbs Kane, Jr.
-------------------------------------------
T. Gibbs Kane, Jr.
President

Dated: 2/25/08
       ------------------


/s/ Simon D. Collier
-------------------------------------------
Simon D. Collier
Treasurer

A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.